NET INCOME PER COMMON SHARE	12 Months Ended
Jan. 01, 2022
Earnings Per Share [Abstract]
NET INCOME PER COMMON SHARE
NOTE 10. NET INCOME PER COMMON SHARE
Net income per common share was computed as follows:

(In millions, except per share amounts)	2021	2020	2019
(A) Net income	$740.1	$555.9	$303.6
(B) Weighted average number of common shares outstanding	82.9	83.4	84.0
Dilutive shares (additional common shares issuable under stock-based awards)	.9	.7	1.0
(C) Weighted average number of common shares outstanding, assuming dilution	83.8	84.1	85.0
Net income per common share (A) ÷ (B)	$8.93	$6.67	$3.61
Net income per common share, assuming dilution (A) ÷ (C)	$8.83	$6.61	$3.57
Certain stock-based compensation awards were not included in the computation of net income per common share, assuming dilution, because they would not have had a dilutive effect. Stock-based compensation awards excluded from the computation were not significant in 2021, 2020 or 2019.